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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 25, 2001

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                     333-68542                 13-3633241
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(STATE OR OTHER JURISDICTION          (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)

      383 Park Avenue
    New York, New York                                              10179
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   (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
    EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000




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Item 5.  OTHER EVENTS

     1. A distribution was made to the Certificateholders of the CDMC Mortgage-Backed Pass- Through Certificates, Series 2000-8, on November 25, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated October 1, 2000, between and among Structured Asset Mortgage Investment Inc., as Seller, The Bank of New York, as Trustee, and Cendant Mortgage Corporation, as Master Servicer.




Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits.

              (1) November 25, 2001 - Information on Distribution to
                  Certificateholders

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               STRUCTURED ASSET MORTGAGE
                                               INVESTMENTS INC.


                                               By: /s/ Joseph T. Jurkowski, Jr.
                                                   -----------------------------
                                               Name:   Joseph T. Jurkowski, Jr.
                                               Title:  Vice President

Dated: January 23, 2003

                                  EXHIBIT INDEX



                  Item 601 (a) of        Sequentially
Exhibit           Regulation S-K         Numbered
Number            Exhibit No.            Description                  Page
------            -----------            -----------                  ----
1                 20                     November 25, 2001 -          6
                                         Information on
                                         Distribution to
                                         Certificateholders

                                    EXHIBIT 1